UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14C INFORMATION

____________________________________

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☒	Definitive Information Statement

Ludwig Enterprises, Inc.
(Name of Registrant as Specified In Its Charter)

Copies of communications to:
Charles Todd, Chief Executive Officer, Ludwig Enterprises, Inc.
8950 SW 74th Ct Ste 2201-A149, Miami, Florida 33156
Telephone: 786-363-0136

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LUDWIG ENTERPRISES, INC.
8950 SW 74th Ct Ste 2201-A149
Miami, Florida 33156

To:    The Holders of the Common Stock of Ludwig Enterprises, Inc.

Re:    Action by Written Consent in Lieu of a Special Meeting of Shareholders

This Information Statement is furnished by the Board of Directors (the “Board of Directors”) of Ludwig Enterprises, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on June 16, 2025. The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holders of 85,037,768 shares of Common Stock, and 7,000,000 shares of our Convertible Preferred Stock, par value $0.001 (the “Convertible Preferred Stock”), representing an aggregate voting power of 91.12%, 52.63% and 100% of each class respectively, of the voting power of Company, dated as of June 16, 2025, in lieu of a special meeting of shareholders, to wit:

1.      The approval to effect a reverse stock split of our outstanding shares of common stock between a ratio of 1-for-50 and 1-for-250 (the “Reverse Stock Split”), and grant the Board of Directors the authority to designate the exact ratio of the reverse stock split and file the subsequent certificate of change with the state of Nevada;

2.      The approval of a change to the Company’s name from “Ludwig Enterprises, Inc.” to “Revealia Diagnostics, Inc.” and to grant the Board the authority to take any necessary steps to effectuate the name change;

3.      The ratification of all corporate actions pertaining to the Convertible Preferred Stock of the Company, pursuant to Nevada Revised Statute (“NRS”) 78.0296, ratified and approved all past corporate actions, including but not limited to: (i) issuances of the Corporation’s Common Stock authorized by the Board, (ii) reverse stock splits during years 2009, 2011, and 2012, (iii) appointments of the current officers and directors of the Corporation, (iv) any and all other defective or irregular corporate actions undertaken by the Corporation, its officers, directors, and beneficial holders (collectively (i), (ii), (iii), (iv) are the “Convertible Preferred Stock Ratified Corporate Actions”);

4.      The ratification of all corporate actions pertaining to the Common Stock of the Company, pursuant to NRS 78.0296, ratified and approved all past corporate actions, including but not limited to: (i) the reverse stock splits that occurred in 2009, 2011, and 2012; (ii) the formation and issuance of convertible preferred stock on December 13, 2022, and July 1, 2022; (iii) any subsequent corporate actions of the holders of the Corporation’s outstanding preferred stock; (iv) any additional defective corporate actions carried out by the Corporation’s officers, directors, and beneficial holders (collectively (i), (ii), (iii), and (iv) are the “Common Stock Holder’s Ratified Corporate Actions”);

5.      The approval by the Convertible Preferred Stock holders to modify their existing rights and preferences of the Convertible Preferred Stock as agreed upon with the Board of Directors of the Company; and

6.      Approval of the Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles”), pursuant to NRS Section 78.403 and consistent with NRS 78.385 and 78.390, to facilitate the Company’s ability to operate as a public company.

The foregoing actions were approved on June 16, 2025, by the Company’s Board of Directors. In addition, on June 16, 2025, the holders of 91.12% of the voting power of the Company’s outstanding voting securities (the “Consenting Shareholders”), as of the record date, approved the foregoing action. The number of shares voting for the change in corporate name was sufficient for approval.

Section 78.320 of the Nevada Revised Statutes provides, in part, that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and, in order to effect the above action as early as possible in order to accomplish the purposes of the Company as herein described, the Board of Directors consented to the utilization of, and did in fact obtain, the written consent of the Consenting Shareholders who, collectively, own shares representing a majority of the Company’s voting stock.

The above action taken by the Company’s shareholders will become effective on or about August 4, 2025, and is more fully described in the Information Statement accompanying this Notice. Under the rules of the Securities and Exchange Commission, the above action cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the shareholders of the Company who have not previously consented to the corporate name change and the expansion of authorized shares of capital stock.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform the Company’s shareholders of the action described above before it takes place, in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will be first distributed to you on or about July 16, 2025.

By Order of the Board of Directors
/s/ Charles Todd
Charles Todd.
Chief Executive Officer
July 15, 2025 Miami, Florida

LUDWIG ENTERPRISES, INC.

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF THE COMPANY’S COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is furnished by the Board of Directors (the “Board of Directors”) of Ludwig Enterprises, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on June 16, 2025. The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holders of 85,037,768 shares of Common Stock, and 7,000,000 shares of our Convertible Preferred Stock, par value $0.001 (the “Convertible Preferred Stock”), representing an aggregate voting power of 91.12%, 52.63% and 100% of each class respectively, of the voting power of Company, dated as of June 16, 2025, in lieu of a special meeting of shareholders, to wit:

General Information

The holders of 91.12% of the voting power of the Company’s outstanding voting securities (the Consenting Shareholders) have approved the following action by written consent dated June 16, 2025, in lieu of a meeting of the shareholders:

1.      The approval to effect a reverse stock split of our outstanding shares of common stock between a ratio of 1-for-50 and 1-for-250 (the “Reverse Stock Split”), and grant the Board of Directors the authority to designate the exact ratio of the reverse stock split and file the subsequent certificate of change with the state of Nevada (“Action One”);

2.      The approval of a change to the Company’s name from “Ludwig Enterprises, Inc.” to “Revealia Diagnostics, Inc.” and to grant the Board the authority to take any necessary steps to effectuate the name change (“Action Two”);

3.      The ratification of all corporate actions pertaining to the Convertible Preferred Stock of the Company, pursuant to Nevada Revised Statute (“NRS”) 78.0296, ratified and approved all past corporate actions, including but not limited to: (i) issuances of the Corporation’s Common Stock authorized by the Board, (ii) reverse stock splits during years 2009, 2011, and 2012, (iii) appointments of the current officers and directors of the Corporation, (iv) any and all other defective or irregular corporate actions undertaken by the Corporation, its officers, directors, and beneficial holders (collectively (i), (ii), (iii), (iv) are the “Convertible Preferred Stock Ratified Corporate Actions”) (“Action Three”);

4.      The ratification of all corporate actions pertaining to the Common Stock of the Company, pursuant to NRS 78.0296, ratified and approved all past corporate actions, including but not limited to: (i) the reverse stock splits that occurred in 2009, 2011, and 2012; (ii) the formation and issuance of convertible preferred stock on December 13, 2022, and July 1st 2022; (iii) any subsequent corporate actions of the holders of the Corporation’s outstanding preferred stock; (iv) any additional defective corporate actions carried out by the Corporation’s officers, directors, and beneficial holders (collectively (i), (ii), (iii), and (iv) are the “Common Stock Holder’s Ratified Corporate Actions”) (“Action Four”);

5.      The approval by the Convertible Preferred Stock holders to modify their existing rights and preferences of the Convertible Preferred Stock as agreed upon with the Board of Directors of the Company (“Action Five”); and

6.      Approval of the Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles”), pursuant to NRS Section 78.403 and consistent with NRS 78.385 and 78.390, to facilitate the Company’s ability to operate as a public company (“Action Six”).

The Company may ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the NRS are afforded to the Company’s shareholders as a result of the approval of the Amendment, as set forth above.

Vote Required

Pursuant to our bylaws

The vote, which was required to approve the Amendment, was the affirmative vote of the holders of a majority of the voting power of the Company’s outstanding voting securities. Each holder of Company Common Stock is entitled to one (1) vote for each share of Common Stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is June 16, 2025. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on June 16, 2025 (the “Record Date”). As of the Record Date, the Company had outstanding (a) 161,569,807 shares of Common Stock and (b) 7,000,000 shares of Convertible Preferred Stock. As of the Record Date, the holders of such Convertible Preferred Stock possessed 81.25% of the voting power of the Company’s outstanding voting securities. Holders of the Common Stock of the Company have no pre-emptive rights. All outstanding shares of the Company’s capital stock are fully paid and non-assessable. The transfer agent for the Common Stock is VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598.

To ratify all corporate actions related to our Common Stock

Pursuant to Section 78.0296 of the NRS, the Company has solicited the vote of the holders of the Company’s Convertible Preferred Stock to ratify the Convertible Preferred Stock Holder’s Ratified Corporate Actions described in Action Three. Action Three received a vote of 52.63% of the voting class of Common Stock to approve the action.

To ratify all corporate actions related to our Convertible Preferred Stock

Pursuant to Section 78.0296 of the NRS, the Company has solicited the vote of the holders of the Company’s Convertible Preferred Stock to ratify the Common Stock Holder’s Ratified Corporate Actions in Action Four and Action Five. Action Four and Action Five received a vote of 100% of the voting class of Convertible Preferred Stock to approve the actions.

Vote Obtained — Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at any annual or special meeting of shareholders of a corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Amendment and to effectuate the Amendment as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize and did, in fact, obtain, the written consent of the holders of a majority of the voting power of the Company.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) to the Company’s shareholders on the Record Date. The corporate actions described herein will be effective approximately 20 days (the “20-day Period”) after the distributing of this Information Statement. The 20-day Period is expected to conclude on or about August 4, 2025.

The entire cost of furnishing this Information Statement will be borne by the Company.

PRINCIPAL SHAREHOLDERS

At June 16, 2025, the Record Date, the Company had (a) 161,569,807 shares of Common Stock and (b) 7,000,000 shares of Convertible Preferred Stock issued and outstanding. The following table sets forth information known to the Company as of the Record Date, relating to the beneficial ownership of shares of its voting securities by: each person who is known by us to be the beneficial owner of more than 5% of our outstanding voting stock; each director; each named executive officer; and all named executive officers and directors as a group.

Unless otherwise indicated, the business address of each person listed is in care of Ludwig Enterprises, Inc., 8950 SW 74th Ct., Ste 2201-A149, Miami, Florida 33156. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of the Company’s Common Stock outstanding on that date and all shares of its Common Stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of the Company’s Common Stock owned by them, except to the extent that power may be shared with a spouse.

Name of Shareholder	Number of Shares Beneficially Owned(1)		% Beneficially Owned(2)	Effective Voting Power
Common Stock
Executive Officers and Directors
Charles Todd	—		—
Marvin S. Hausman, M.D.	243,830,000	(3)	28.38%	See Note 9
Scott J. Silverman	0		0%
Garth Lees-Rolfe	0		0%
Officers and directors, as a group (4 people)	243,830,000	(3)	28.38%
5% Owners
Barranquilla Investments, LLC(4)	200,000,000	(5)	23.28%
Thomas Terwilliger	330,077,212	(6)	38.31%
Vasaio Capital, Inc.(7)	200,000,000	(8)	23.28%
Convertible Preferred Stock(9)
Barranquilla Investments, LLC(4)	2,000,000		28.57%	See Note 10
Thomas Terwilliger.	3,000,000		42.86%	See Note 11
Vasaio Capital, Inc.(7)	2,000,000		28.57%	See Note 12

____________

(1)      Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants.

(2)      The percent of class is based on 859,019,808 shares of common stock outstanding, which includes 700,000,000 shares of Common Stock underlying outstanding currently convertible shares of Convertible Preferred Stock, and 7,000,000 shares of Convertible Preferred Stock outstanding as of August 13, 2024.

(3)      500,000 of these shares are issued and outstanding; 13,830,000 of these shares are owned of record by Syngen Capital LLC, which entity is owned by Dr. Hausman; 14,500,000 of these shares are owned by Talkeetna Enterprises, Inc., which entity is owned by Dr. Hausman; 15,000,000 of these share are owned by Thorsyn Research LLC, which entity is owned by Dr. Hausman; and 200,000,000 of these shares are unissued but underlie currently convertible shares of Convertible Preferred Stock owned of record by Baranquilla Investments LLC, which entity is owned by Dr. Hausman.

(4)      The manager of Barranquilla Investments, LLC is Marvin S. Hausman, M.D., a Director and Chief Executive Officer of the Company. Dr. Hausman has the sole voting and dispositive control over the shares held by Barranquilla Investments, LLC. The address of this shareholder is 1309 Coffeen Avenue, Suite 1200, Sheridan, Wyoming 82801.

(5)      These shares are unissued, but underlie currently convertible shares of Convertible Preferred Stock owned by Barranquilla Investments, LLC.

(6)      30,077,212 of these shares are issued and outstanding; 25,830,338 of these shares are owned of record by SH Fund, which entity is owned by Mr. Terwilliger; 102,710 of these shares are owned by the Barr Irrevocable Trust., which entity is Mr. Terwilliger is the trustee; 4,144,164 of these share are owned by Tom Terwilliger directly; and 300,000,000 of these shares are unissued but underlie currently convertible shares of Convertible Preferred Stock owned of record by Tom Terwilliger.

(7)      Corain McGinn is the Chief Executive Officer of Vasaio Capital, Inc. Mr. McGinn has the sole voting and dispositive control over the shares held by Vasaio Capital, Inc. The address of this shareholder is 288 Grove Street, Suite 361, Braintree, Massachusetts 02184.

(8)      These shares are unissued, but underlie currently convertible shares of Convertible Preferred Stock owned by Vasaio, Inc.

(9)      Each share of Convertible Preferred Stock (a) is convertible into 100 shares of Common Stock at any time and (b) has the following voting rights: each share of Convertible Preferred Stock shall vote on all matters as a class with the holders of Common Stock and each share of Convertible Preferred Stock shall be entitled to the number of votes equal to the “conversion rate,” or 100 votes per share.

(10)    Due to the superior voting rights of the Convertible Preferred Stock, the holders of the Convertible Preferred Stock, as a group, will be able to control the management and affairs of the Company, as well as matters requiring the approval by the shareholders of the Company, including the election of directors, any merger, consolidation or sale of all or substantially all of the Company’s assets, and any other significant corporate transaction.

(11)    Due to the superior voting rights of the Convertible Preferred Stock, the holders of the Convertible Preferred Stock, as a group, will be able to control the management and affairs of the Company, as well as matters requiring the approval by the shareholders of the Company, including the election of directors, any merger, consolidation or sale of all or substantially all of the Company’s assets, and any other significant corporate transaction.

(12)    Due to the superior voting rights of the Convertible Preferred Stock, the holders of the Convertible Preferred Stock, as a group, will be able to control the management and affairs of the Company, as well as matters requiring the approval by the shareholders of the Company, including the election of directors, any merger, consolidation or sale of all or substantially all of the Company’s assets, and any other significant corporate transaction.

ACTION ONE — THE REVERSE STOCK SPLIT

Pursuant to the authorization and approval of the Consenting Stockholders, by written consent dated June 16, 2025, the Board of Directors has been granted the authority to effect a reverse stock split of the Company’s common stock, as described below (the “Reverse Stock Split”). If the Board of Directors decides to implement the Reverse Stock Split, it will become effective through an amendment to our Articles of Incorporation (the “Reverse Stock Split Amendment”). The proposed form of the Reverse Stock Split Amendment to effect the Reverse Stock Split is attached as Appendix A to this Information Statement.

The Reverse Stock Split Amendment permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s common stock by a ratio of a range of one-for-fifty (1:50) to one-for-two-hundred-fifty (1:250), such that a range of every fifty (50) to two hundred fifty (250) shares of issued and outstanding shares of common stock will be converted into one (1) share of common stock. If the Board of Directors does not implement the Reverse Stock Split prior to December 31, 2025, the Board of Directors will seek stockholder approval before implementing any Reverse Stock Split after that time. The Board of Directors reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders. In fixing the ratio, the Board of Directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market (“Nasdaq”); the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split will not affect the number of authorized shares of our common stock or our preferred stock.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on Nasdaq. One of Nasdaq listing requirements is that the bid price of our common stock is at a specified minimum per share (the “Minimum Bid Price”). Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over the Minimum Bid Price requirement of Nasdaq.

In addition, with a high number of issued and outstanding common shares, the price per each share of our common stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our common stock.

Although reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, or that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future.

ACTION TWO — CHANGE IN CORPORATE NAME

The Company’s Board of Directors and the holders of a majority of the voting power (the Consenting Shareholders) of the Common Stock of the Company have approved an amendment (the Amendment) to the Company’s Articles of Incorporation to change the Company’s corporate name to “Revealia Diagnostics, Inc.” The form of Certificate of Amendment to be filed with the Secretary of the State of Nevada is set forth as Appendix B to this Information Statement.

The Company’s Board of Directors believes that it is in the best interest of the shareholders to change the corporate name of the Company.

Other than the corporate name change, the Amendment does not incorporate any other material changes.

Vote Required

Pursuant to the Nevada Revised Statutes, the Amendment to effect the change in corporate name required the approval of holders of a majority of the voting power of the Company’s outstanding voting securities. As discussed above, the holder of a majority of the voting power of the Company’s outstanding voting securities have consented to the corporate name change.

Purpose of the Name Change

The Company, primarily conducted its operations in mRNA genomics and machine learning AI technology, believes that, with its recently announced product rebranding, a change in corporate name will better reflect its current and future business operations and strategies. The Company’s mission is to identify, monitor and create solutions to prevent chronic inflammation, the causative agent of illnesses, such as cancer and heart disease, which are responsible for more than 50% of deaths worldwide. Under Nevada law, the name change may be effected by filing an amendment to the Company’s Articles of Incorporation changing the Company’s corporate name.

The Company’s new name will become effective upon the filing of the Amendment with the Nevada Secretary of State. The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Company or its transfer agent in exchange for new certificates reflecting the new Company name.

The Company’s Common Stock is currently quoted in the over-the-counter market and, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, the Company’s corporate name change will require approval by FINRA, in order for it to be recognized for trading purposes. The Company expects to receive FINRA’s approval for the corporate name change after the effective date of the corporate name change. The corporate name change may result in a change in the CUSIP number for the Company’s common stock. Additionally, there will occur a change in the trading symbol of the Company’ Common Stock. Definitive information with respect to the new CUSIP number will be included in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the effective date of the corporate name change.

The Company’s change of corporate name will become effective upon the filing of the Amendment with the Nevada Secretary of State. Information with respect to the filing of the Amendment and the corporate name change will be included in a Current Report on Form 8-K to be filed with the SEC.

ACTION THREE — RATIFICATION OF PREVIOUS CORPORATE ACTIONS BY THE HOLDERS OF CONVERTIBLE PREFERRED STOCK

Having come to the Board of Director’s attention that previous corporate actions could potentially have been noncompliant corporate actions under the NRS, the Board of Directors has determined that it would be in the best interest of the Company to take immediate corrective action. Pursuant to a resolution passed by the Board of Directors on June 16, 2025, the Company has solicited the vote of its Convertible Preferred Stock holders in order to ratify (i) the issuances of the Corporation’s Common Stock authorized by the Board, (ii) the reverse stock splits during years 2009, 2011, and 2012, (iii) the appointments of the current officers and directors of the Corporation, (iv) and any and all other defective or irregular corporate actions undertaken by the Corporation, its officers, directors, and beneficial holders, only to be limited by NRS 78.0296.

ACTION FOUR — RATIFICATION OF PREVIOUS CORPORATE ACTIONS

Having come to the Board of Director’s attention that previous corporate actions could potentially have been noncompliant corporate actions under the NRS, the Board of Directors has determined that it would be in the best interest of the Company to take immediate corrective action. Pursuant to a resolution passed by the Board of Directors on June 16, 2025, the Company has solicited the vote of its Common Stock holders in order to ratify (i) the reverse stock splits that occurred in 2009, 2011, and 2012; (ii) the formation and issuance of convertible preferred stock on December 13, 2022, and July 1st 2022; (iii) any subsequent corporate actions of the holders of the Corporation’s outstanding preferred stock; (iv) any additional defective corporate actions carried out by the Corporation’s officers, directors, and beneficial holders only to be limited by NRS 78.0296.

ACTION FIVE — MODIFICATION OF THE RIGHTS OF THE CONVERTIBLE PREFERRED STOCK OF THE COMPANY

On June 16, 2025, in a unanimous vote written consent of the Convertible Preferred Stock holders to modify their existing rights and preferences associated with the Convertible Preferred Stock amending their conversion rights. Additionally, many provisions have been updated to reduce potential ambiguities and further facilitate the Company’s ability to list on a National Exchange.

Description of Amendments to the Existing Convertible Preferred Stock

On June 16, 2025, the Board of Director’s and the holders of the Convertible Preferred Stock, adopted a resolution and shareholder consent, respectively, containing the following changes to the terms of the Convertible preferred Stock:

	Existing Rights and Preferences	Approved New Rights and Preferences (the “New Preferences”)
Conversion Rights

The shares of Convertible Preferred Stock were previously silent on conversion rights an mechanics. Each share of Convertible preferred Stock is convertible into one hundred (100) shares of Common Stock.

Under the New Preferences, the conversion mechanics have been clarified to be either (i) at the discretion of the holders at any time and from time to time, and (ii) upon the completion of a Public Offering (as defined therein) or upon the approval of the shareholder of a Qualified Sale (as defined therein). Additionally, the shares of Convertible Preferred Stock will now be convertible into thirty (30) shares of Preferred Stock.

Reissuance	The shares of Convertible Preferred Stock were previously reissuable by the Board	Under the New Preferences the Convertible Preferred stock will be retired upon conversion and shall be cancelled and retired upon conversion.

This summary does not purport to be complete and is qualified in its entirety by the relevant provisions of the Amended and Restated Articles of Incorporation, a copy of which is attached to this Information Statement as Appendix C. The provisions detailed in Appendix C are also contained in their entirety on Appendix D.

ACTION SIX — ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

In connection with the Company’s plans to apply for the listing of its Common Stock on Nasdaq, Action Three, and Action Four, the Board has reviewed and evaluated the Company’s existing corporate governance documents, including our Articles of Incorporation, as amended and Certificate of Amendment of Amendment files December 19, 2022 (the “Current Charter”), and determined that the Amended and Restated Articles of Incorporation are necessary to clarify and modernize the Company’s governance documents and more closely align the Company’s governance with the current provisions of the Nevada Revised Statutes. The Board believes that the Amended and Restated Articles of Incorporation will also provides a governance structure that is more appropriate for a corporation with a class of shares listed on Nasdaq than our Current Charter. A copy of the proposed Amended and Restated Articles of Incorporation is attached herein as Appendix D. A summary of the Current Charter as Compared to the Amended and Restated Articles of Incorporation is as follows, baring any changes yet to be approved by FINRA:

	Current Charter Provisions	Amended and Restated Articles of Incorporation Provisions (the “Amended and Restated Provisions”)
Capital Stock	Our Current Charter Designated 1,257,000 authorized shares of capital stock consisting of 1,250,000 shares of authorized Common Stock and 7,000,000 shares of Convertible Preferred Stock.

The Amended and Restated Provisions have clarified that the Company’s authorized capital stock consists of 1,250,000 authorized shares of Common Stock and 7,000,000 shares of Preferred Stock, of which 7,000,000 shares have been designated as 7,000,000 shares of Convertible Preferred Stock.

Convertible Preferred Stock	See Action 5 for a description of changes to our existing Convertible Preferred Stock Provisions	See Action 5 for a summary of changes to our existing Convertible Preferred Stock, which are qualified in their entirety by Appendix C
Election of Directors

Our Current Charter currently does not address election of directors, however, under NRS 78.330 which specify that the election of directors must occur at either a special meeting or annual meeting of a corporation.

The Amended and Restated provisions remain subject to NRS 78.330, however, will now specify that the number of directors is to be fixed by the Company’s bylaws. Additionally, that an election of directors need not be on written ballot, subject to the provisions of the Company’s Bylaws.

Bylaws

Our Current Charter does not address the Company’s Bylaws. However, we are governed by NRS 78.120 specifying that a corporation is governed by its Board of Directors, which may adopt bylaws of a corporation.

The Amended and Restated Articles clarify that the Company through its Bylaws may confer upon the Board of Directors the powers therein and those designated to them by law.

	Current Charter Provisions	Amended and Restated Articles of Incorporation Provisions (the “Amended and Restated Provisions”)
Indemnification

Our Current Charter does not address indemnification, however, we have been governed by NRS Sections 78.7502 and 78.751 which grant a corporation the ability to indemnify officers and directors at their discretion to indemnify persons that are not liable Pursuant to NRS 78.138, or that have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Additionally, NRS 78.751 which provides that a corporation must indemnify any person who is a director, officer, employee or agent to the extent that the person is successful on the merits.

The Amended and Restated Articles will now provide that the Company will indemnify current and former directors and officers, and those serving at its request in similar roles for other entities, to the fullest extent allowed by Nevada law, including future expansions of such rights. It may also extend similar indemnification to employees and agents. Indemnification includes the advancement of legal expenses, subject to conditions under Nevada law, and is considered a contractual right. The corporation may also enter into separate agreements granting broader indemnification. Rights established under this provision cannot be reduced or revoked retroactively by amendment or repeal.

Liability of Directors

Our Current Charter does not address liability of directors, however, NRS 78.138 provides that Under Nevada law, directors and officers are generally protected from personal liability for actions taken in their corporate roles, provided they act in good faith, on an informed basis, and with a view to the corporation’s best interests. They may rely on information from trusted employees, experts, or committees unless they have reason to doubt its accuracy. Personal liability arises only if it is proven that they breached their fiduciary duties and that the breach involved intentional misconduct, fraud, or a knowing violation of law. Nevada law also makes clear that directors and officers are not required to prioritize any specific group (like shareholders or employees) when making decisions, and no cause of action arises solely from their decision-making approach. These protections apply even in situations involving potential changes in corporate control, unless otherwise limited by the articles of incorporation.

Our Amended and Restated Provisions provide that the corporation eliminates its directors’ personal liability for monetary damages to the fullest extent allowed by Nevada law, including any future expansions of that protection. Additionally, no amendment or repeal of this provision or adoption of any conflicting corporate rule can reduce or eliminate the liability protection for actions taken before such changes were made.

	Current Charter Provisions	Amended and Restated Articles of Incorporation Provisions (the “Amended and Restated Provisions”)
Amendments

Our Current Charter does not address potential amendments to our Articles of Incorporation, however, we are governed by NRS 78.390. NRS 78.390 provides that Amendments to the articles of incorporation must be approved by the board and then by stockholders holding a majority of voting power, with special voting rules if the amendment affects specific classes of shares. The amendment becomes effective upon filing a certificate with the Secretary of State, which may specify a later effective date. The board can abandon an amendment if authorized, and stockholder approval is not required for a name change unless the articles say otherwise.

Our Amended and Restated Provisions address this point directly as and provides that the Company reserves the right to amend its Articles of Incorporation or Preferred Stock Designations as allowed by Nevada law, and all rights granted under the Articles are subject to this power. However, amendments to Articles VI or VII (covering indemnification and liability) cannot affect existing protections for past actions, and Preferred Stock Designations cannot be amended after shares are issued, except as permitted by their terms and applicable law.

Combinations with Interested Stockholders

Our Current Charter does not address Combinations with Interested Stockholders, however, we are governed by NRS Sections 78.411-78.444, which generally provide            restrictions certain transactions between a corporation and a significant shareholder (owning 10% or more) to prevent abusive takeovers. For two years after acquiring that stake, the shareholder cannot engage in mergers or similar deals with the company unless the board approved the acquisition in advance. After that period, such transactions are only allowed if approved by disinterested shareholders or meet strict fairness standards. These rules aim to protect minority shareholders and ensure fair corporate governance.

Under our Amended and Restated Provisions we will no longer be subject to NRS 78.411-78.444.
Amendments to Bylaws

Our Current Charter does not address amendments to our Bylaws, however, we are governed by NRS 78.120 which provides generally that unless restricted by the stockholders or bylaws, the board of directors has the authority to adopt, amend, or repeal the corporation’s bylaws — even those originally adopted by stockholders. However, the stockholders can limit this power through the bylaws. Additionally, the articles of incorporation may grant exclusive bylaw authority to the directors.

Our Amended and Restated Provisions provide that the board of directors has the exclusive authority to adopt, amend, or repeal the corporation’s bylaws, as permitted by NRS 78.120.

This summary does not purport to be complete and is qualified in its entirety by the Amended and Restated Articles of Incorporation, a copy of which is attached to this Information Statement as Appendix D.

The Amended and Restated Articles of Incorporation that the Company will adopt, approved by the majority stockholders, is attached to this information statement as Appendix D. The Current Charter and our Bylaws are available for inspection during business hours at our principal executive offices at 8950 SW 74th Ct., Ste 2201-A149, Miami, Florida 33156. In addition, copies may be obtained by writing to the Company’s Secretary at the same address, and have been filed as exhibits on the Company’s public filings.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 50 Fifth Street, N.W., Washington, DC 20549. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)    Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

You may request a copy of these filings, at no cost, by writing Corporate Secretary, Ludwig Enterprises, Inc., 8950 SW 74th Ct., Ste 2201-A149, Miami, Florida 33156, or by telephoning the Company at 786-363-0166. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we have received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, Ludwig Enterprises, Inc., 8950 SW 74th Ct., Ste 2201-A149, Miami, Florida 33156, or by telephoning the Company at 786-363-0166.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions described herein, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors
/s/ Charles Todd
Chares Todd
Chief Executive Officer and Chairman of the Board of Directors

July 15, 2025
Miami, Florida

Appendix A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Ludwig Enterprises, Inc.

Entity or Nevada Business Identification Number (NVID): E0103202006-8

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 92.12%

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ________ Time: ________ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Section (b) shall de added at the end of Article III - Capital Stock, as set forth I (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ ________ Signature of Officer or Authorized Signer Title X ____________________ ________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

"(b). Reverse Stock Split. Upon the effectiveness of the filing of this Certificate of Amendment (the " Effective Time"), each [Number of Shares] of issued and outstanding Common Stock of the Corporation, par value $0.001 per share, will be consolidated into one (1) share of Common Stock of the Corporation, par value $0.001. No fractional shares will be issued. Any fractional shares resulting from the reverse stock wplit will be rounded up to the nearest whole share. the reverse stock wplit shall have no effect on the authorized number or par value of the capital stock of the Corporation.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

A-2

Appendix B

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Ludwig Enterprises, Inc.

Entity or Nevada Business Identification Number (NVID): E0103202006-8

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 92.12%

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ____

Jurisdiction of formation: ____

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes) ____

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

B-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ____ Time: ____ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article I - Name of Corporation, is amended as shown below. (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer ____ Title X ____________________ Signature of Officer or Authorized Signer ____ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

B-2

Appendix C

(a)     Convertible Preferred Stock.

i.       Designation. There shall be a series of Preferred Stock designated as Convertible Preferred Stock (the “Convertible Preferred Stock”). The number of shares initially constituting the Series A Preferred Stock shall be Seven Million (7,000,000), which number may be decreased by the Board of Directors without a vote of shareholders; provided, however, that such number may not be decreased below the number of then-outstanding shares of Convertible Preferred Stock.

ii.      Voting Rights. Except as otherwise provided by law, each holder of issued and outstanding Convertible Preferred Stock shall be entitled to vote on each matter on which the shareholders of the Corporation are entitled to vote. Each share of Convertible Preferred Stock shall have one-hundred (100) votes per share, and such number of shares of Common Stock shall be included in determining the number of shares voting or entitled to vote on any such matter. Except as otherwise required by law and except for any matter on which holders of Convertible Preferred Stock have the right to vote separately as a class either hereunder or under applicable law, holders of Convertible Preferred Stock shall vote together as a single class with holders of Common Stock.

iii.     Dividends. No dividend may be declared or paid or set aside for payment to, or other distribution made upon, the Common Stock or on any other stock of the Corporation ranking junior to or on parity with the Convertible Preferred Stock as to dividends unless the same dividends are declared and paid (or declared and a sum sufficient for the payment thereof set apart for such payment) with respect to the Convertible Preferred Stock. The amount of such dividends payable to the holders of the Convertible Preferred Stock shall equal the amount that would be payable with respect to such Convertible Preferred Stock had it been converted into Common Stock in accordance with the terms and provisions of Article III(b)(v) hereof as of the date of such dividend.

iv.      Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the holders of Convertible Preferred shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each holder.

v.       Conversion of Convertible Preferred Stock.

i.       Right to Convert and Conversion Ratio. At any time and from time to time, any holder of Convertible Preferred Stock may convert all or any portion of the Convertible Preferred Stock held by such holder into fully paid and nonassessable shares of Common Stock. The conversion of Convertible Preferred Stock shall be automatic upon completion of a Public Offering or the approval by the shareholders of the Corporation of a Qualified Sale (as defined hereinafter). As used herein, a “Public Offering” shall be defined as an underwritten public offering of the Corporation’s equity securities pursuant to an effective registration statement filed with the United States Securities and Exchange Commission that contemplates a listing onto a national exchange. As used herein, a “Qualified Sale” shall be defined as a sale (whether in the form of a merger, consolidation or sale of substantially all assets) of the Corporation in which the holders of shares of Convertible Preferred Stock would receive a pro rata distribution of proceeds on a fully converted basis for each share of Convertible Preferred Stock. The automatic conversion of any shares of Convertible Preferred Stock shall be conditioned upon the completion of the Public Offering or Qualified Sale, in which case such conversion shall not be effective until the consummation of the Public Offering or Qualified Sale. Each share of Convertible Preferred Stock shall be converted (the “Conversion”) into thirty (30) shares of Common Stock (the “Conversion Ratio”). Upon the happening of an Extraordinary Capital Stock Event (as hereinafter defined), the Conversion Ratio, simultaneously with the happening of such Extraordinary Capital Stock Event, shall be appropriately adjusted such that the proportionate interest of the holders of the Convertible Preferred Stock in the Common Stock upon Conversion shall be maintained. The Conversion Ratio, as so adjusted, shall be readjusted upon the happening of any successive

Extraordinary Capital Stock Event(s). “Extraordinary Capital Stock Event” shall mean (x) the issuance of additional shares of Capital-Stock as a dividend or other distribution on all outstanding shares of Capital Stock, (y) a stock split or subdivision of outstanding shares of Capital Stock into a greater number of shares of Capital Stock, or (z) a reverse stock split or combination of outstanding shares of Capital Stock into a smaller number of shares of Capital Stock. If the Conversion Ratio is adjusted, the Corporation shall file at its principal executive offices and shall mail within thirty (30) days after the date upon which such adjustment shall be made, by registered or certified mail to each registered holder of shares of Convertible Preferred Stock, a statement signed by a responsible financial officer of the Corporation specifying the adjusted Conversion Ratio and setting forth in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based.

ii.      Procedure for Conversion. The certificate(s) for shares of Convertible Preferred Stock surrendered for Conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after delivery of the shares to the Corporation, the Corporation shall issue and deliver to the holder of the shares of Convertible Preferred Stock being converted, or on its written order, such certificate(s) as it may request of the number of whole shares of Common Stock issuable upon the Conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section, and cash, as provided in Article III(b)(v)(ii) herein, in respect of any fraction of a share of Common Stock issuable upon such Conversion. Such Conversion shall be deemed to have been effected immediately prior to the close of business on the date of the Conversion (the “Conversion Date”), and at such time the rights of the holder as holder of the converted shares of Convertible Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such Conversion shall be deemed to have become the holder(s) of record of the shares of Common Stock represented thereby.

iii.     Cash in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon the Conversion of shares of Convertible Preferred Stock. Instead of any fractional shares of Common Stock that otherwise would be issuable upon Conversion of Convertible Preferred Stock, the Corporation shall pay to the holder of the shares of Convertible Preferred Stock that were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether any fractional shares are issuable shall be based upon the total number of shares of Convertible Preferred Stock being converted at any one time by any holder thereof, not upon each share of Convertible Preferred Stock being converted.

iv.      Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the Conversion of the shares of the Convertible Preferred Stock, such number of its shares of Common Stock as from time to time shall be sufficient to effect the Conversion of all outstanding shares of the Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the Conversion of all then outstanding shares of the Convertible Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

v.       No Charge for Conversion. The issuance of certificates for shares of Common Stock upon the Conversion of any shares of the Convertible Preferred Stock shall be made without charge to the converting holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the holder of the Convertible Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes or other governmental charges which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the Convertible Preferred Stock, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or other governmental charge or shall have established to the reasonable satisfaction of the Corporation that such tax or other governmental charge has been paid or provided for. The Corporation may also require, as a condition to the issuance and delivery of any such certificate, an opinion of counsel acceptable to the Corporation to the effect that the proposed transfer does not require registration under federal or any state securities law.

vi.     Notice of Record Date. In the event of any:

1.      taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

2.      capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, a merger, or a sale; or

3.      voluntary or involuntary dissolution, liquidation, or winding up the Corporation; then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the record date for such dividend, distribution, or right and a description of such dividend, distribution, or right, (ii) the date on which any such reorganization, reclassification, recapitalization, merger, or sale is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, merger, sale, dissolution, liquidation, or winding up. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which such action is to be taken.

vii.    Dividend Payment Upon Conversion. At the date of any Conversion, the Corporation shall pay to the holder of record of any Convertible Preferred Stock surrendered for or subject to Conversion any cumulated but unpaid dividends on the shares so converted. This payment shall be made by the Corporation in cash or in marketable securities of the Corporation or another issuer having a fair market value on the date of payment in an amount equal to the cumulated dividend so paid. For purposes hereof, “marketable securities” shall mean equity securities of an issuer which have been registered under the Securities Exchange Act of 1934, as amended, and which are listed on a national securities exchange or included in an interdealer quotation system which reports last sale information.

viii.   No Reissuance of Convertible Preferred Stock. No share(s) of Convertible Preferred Stock acquired by the Corporation by reason of Conversion or otherwise shall be reissued, and, upon Conversion, all such shares shall be canceled and retired.

ix.     No Impairment. The Corporation will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Convertible Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Convertible Preferred Stock against dilution or other impairment.

Appendix D

Amended and Restated Articles of Incorporation

of

Ludwig Enterprises, Inc.

KNOWN ALL MEN BY THESE PRESENT: That the undersigned Corporation, pursuant to the provisions of the Nevada Revised Statutes (“NRS”), does hereby adopt these Articles of Incorporation.

ARTICLE I
NAME OF CORPORATION

The Name of the Corporation shall be “Ludwig Enterprises, Inc.”

ARTICLE II
REGISTERED AGENT

The name of its registered agent is Corporate World, Inc., with an address of 1702 “A” Street # C -35-, Sparks, Nevada 89431.

ARTICLE III
CAPITAL STOCK

The total number of shares of capital stock which this corporation shall have authority to issue is 1,257,000,000 consisting of (i) 1,250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 7,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of the date hereof, we have designated 7,000,000 shares of our authorized Preferred Stock as convertible preferred stock, par value $0.001 (“Convertible Preferred Stock”).

(a)     Convertible Preferred Stock.

i.       Designation. There shall be a series of Preferred Stock designated as Convertible Preferred Stock (the “Convertible Preferred Stock”). The number of shares initially constituting the Series A Preferred Stock shall be Seven Million (7,000,000), which number may be decreased by the Board of Directors without a vote of shareholders; provided, however, that such number may not be decreased below the number of then-outstanding shares of Convertible Preferred Stock.

ii.      Voting Rights. Except as otherwise provided by law, each holder of issued and outstanding Convertible Preferred Stock shall be entitled to vote on each matter on which the shareholders of the Corporation are entitled to vote. Each share of Convertible Preferred Stock shall have one-hundred (100) votes per share, and such number of shares of Common Stock shall be included in determining the number of shares voting or entitled to vote on any such matter. Except as otherwise required by law and except for any matter on which holders of Convertible Preferred Stock have the right to vote separately as a class either hereunder or under applicable law, holders of Convertible Preferred Stock shall vote together as a single class with holders of Common Stock.

iii.     Dividends. No dividend may be declared or paid or set aside for payment to, or other distribution made upon, the Common Stock or on any other stock of the Corporation ranking junior to or on parity with the Convertible Preferred Stock as to dividends unless the same dividends are declared and paid (or declared and a sum sufficient for the payment thereof set apart for such payment) with respect to the Convertible Preferred Stock. The amount of such dividends payable to the holders of the Convertible Preferred Stock shall equal the amount that would be payable with respect to such Convertible Preferred Stock had it been converted into Common Stock in accordance with the terms and provisions of Article III(b)(v) hereof as of the date of such dividend.

iv.      Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the holders of Convertible Preferred shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each holder.

v.       Conversion of Convertible Preferred Stock.

i.       Right to Convert and Conversion Ratio. At any time and from time to time, any holder of Convertible Preferred Stock may convert all or any portion of the Convertible Preferred Stock held by such holder into fully paid and nonassessable shares of Common Stock. The conversion of Convertible Preferred Stock shall be automatic upon completion of a Public Offering or the approval by the shareholders of the Corporation of a Qualified Sale (as defined hereinafter). As used herein, a “Public Offering” shall be defined as an underwritten public offering of the Corporation’s equity securities pursuant to an effective registration statement filed with the United States Securities and Exchange Commission that contemplates a listing onto a national exchange. As used herein, a “Qualified Sale” shall be defined as a sale (whether in the form of a merger, consolidation or sale of substantially all assets) of the Corporation in which the holders of shares of Convertible Preferred Stock would receive a pro rata distribution of proceeds on a fully converted basis for each share of Convertible Preferred Stock. The automatic conversion of any shares of Convertible Preferred Stock shall be conditioned upon the completion of the Public Offering or Qualified Sale, in which case such conversion shall not be effective until the consummation of the Public Offering or Qualified Sale. Each share of Convertible Preferred Stock shall be converted (the “Conversion”) into thirty (30) shares of Common Stock (the “Conversion Ratio”). Upon the happening of an Extraordinary Capital Stock Event (as hereinafter defined), the Conversion Ratio, simultaneously with the happening of such Extraordinary Capital Stock Event, shall be appropriately adjusted such that the proportionate interest of the holders of the Convertible Preferred Stock in the Common Stock upon Conversion shall be maintained. The Conversion Ratio, as so adjusted, shall be readjusted upon the happening of any successive Extraordinary Capital Stock Event(s). “Extraordinary Capital Stock Event” shall mean (x) the issuance of additional shares of Capital-Stock as a dividend or other distribution on all outstanding shares of Capital Stock, (y) a stock split or subdivision of outstanding shares of Capital Stock into a greater number of shares of Capital Stock, or (z) a reverse stock split or combination of outstanding shares of Capital Stock into a smaller number of shares of Capital Stock. If the Conversion Ratio is adjusted, the Corporation shall file at its principal executive offices and shall mail within thirty (30) days after the date upon which such adjustment shall be made, by registered or certified mail to each registered holder of shares of Convertible Preferred Stock, a statement signed by a responsible financial officer of the Corporation specifying the adjusted Conversion Ratio and setting forth in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based.

ii.      Procedure for Conversion. The certificate(s) for shares of Convertible Preferred Stock surrendered for Conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after delivery of the shares to the Corporation, the Corporation shall issue and deliver to the holder of the shares of Convertible Preferred Stock being converted, or on its written order, such certificate(s) as it may request of the number of whole shares of Common Stock issuable upon the Conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section, and cash, as provided in Article III(b)(v)(ii) herein, in respect of any fraction of a share of Common Stock issuable upon such Conversion. Such Conversion shall be deemed to have been effected immediately prior to the close of business on the date of the Conversion (the “Conversion Date”), and at such time the rights of the holder as holder of the converted shares of Convertible Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such Conversion shall be deemed to have become the holder(s) of record of the shares of Common Stock represented thereby.

iii.     Cash in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon the Conversion of shares of Convertible Preferred Stock. Instead of any fractional shares of Common Stock that otherwise would be issuable upon Conversion of Convertible Preferred Stock, the Corporation shall pay to the holder of the shares of Convertible Preferred Stock that were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether any fractional shares are issuable shall be based upon the total number of shares of Convertible Preferred Stock being converted at any one time by any holder thereof, not upon each share of Convertible Preferred Stock being converted.

iv.      Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the Conversion of the shares of the Convertible Preferred Stock, such number of its shares of Common Stock as from time to time shall be sufficient to effect the Conversion of all outstanding shares of the Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the Conversion of all then outstanding shares of the Convertible Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

v.       No Charge for Conversion. The issuance of certificates for shares of Common Stock upon the Conversion of any shares of the Convertible Preferred Stock shall be made without charge to the converting holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the holder of the Convertible Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes or other governmental charges which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the Convertible Preferred Stock, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or other governmental charge or shall have established to the reasonable satisfaction of the Corporation that such tax or other governmental charge has been paid or provided for. The Corporation may also require, as a condition to the issuance and delivery of any such certificate, an opinion of counsel acceptable to the Corporation to the effect that the proposed transfer does not require registration under federal or any state securities law.

vi.     Notice of Record Date. In the event of any:

1.      taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

2.      capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, a merger, or a sale; or

3.      voluntary or involuntary dissolution, liquidation, or winding up the Corporation; then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the record date for such dividend, distribution, or right and a description of such dividend, distribution, or right, (ii) the date on which any such reorganization, reclassification, recapitalization, merger, or sale is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, merger, sale, dissolution, liquidation, or winding up. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which such action is to be taken.

vii.    Dividend Payment Upon Conversion. At the date of any Conversion, the Corporation shall pay to the holder of record of any Convertible Preferred Stock surrendered for or subject to Conversion any cumulated but unpaid dividends on the shares so converted. This payment shall be made by the Corporation in cash or in marketable securities of the Corporation or another issuer having a fair market value on the date of payment in an amount equal to the cumulated dividend so paid. For purposes hereof, “marketable securities” shall mean equity securities of an issuer which have been registered under the Securities Exchange Act of 1934, as amended, and which are listed on a national securities exchange or included in an interdealer quotation system which reports last sale information.

viii.   No Reissuance of Convertible Preferred Stock. No share(s) of Convertible Preferred Stock acquired by the Corporation by reason of Conversion or otherwise shall be reissued, and, upon Conversion, all such shares shall be canceled and retired.

ix.     No Impairment. The Corporation will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Convertible Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Convertible Preferred Stock against dilution or other impairment.

ARTICLE IV
ELECTION OF DIRECTORS

(a)     Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b)    Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE V
BYLAWS

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VI
INDEMNIFICATION

(a)     Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the NRS as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b)    The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person’s claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c)     The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the NRS requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VI or otherwise.

(d)    Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VI.

(e)     Neither any amendment or repeal of any Section of this Article VI, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VI, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VI existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VI, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VI, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII
LIABILITY OF DIRECOTRS

(a)     The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the NRS, as so amended.

(b)    Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VII, shall adversely affect any right or protection of any director established pursuant to this Article VII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII
AMENDMENTS

Except as may be expressly provided in these Articles of Incorporation and the N.R.S., the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article VIII; provided, however, that any amendment or repeal of Article VI or Article VII of these Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

ARTICLE IX
COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation”, as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE X
AMENDMENTS TO BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to NRS 78.120.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Ludwig Enterprises, Inc.

Entity or Nevada Business Identification Number (NVID): E0103202006-8

2. Restated or Amended and Restated Articles:
(Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

[x] Certificate to Accompany Restated Articles or Amended and Restated Articles

[ ] Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

[x] Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed:
(Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

[ ] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) [ ] incorporators [ ] board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

[x] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 92.12%

Or [ ] No action by stockholders is required, name change only.

[ ] Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada: ____

Jurisdiction of formation: ____

Changes to takes the following effect:

[ ] The entity name has been amended.
[ ] The purpose of the entity has been amended.
[ ] The authorized shares have been amended.
[ ] Other: (specify changes) ____

[ ] Dissolution
[ ] Merger
[ ] Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

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Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) The articles have been amended and restated as stated below. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________________ Signature of Officer or Authorized Signer Title X ______________________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The Articles of Incorporation of the Corporation have been amended and restated in their entirety in the Amended and Restated Articles of Incorporation of Ludwig Enterprises, Inc., as set forth on the pages attached hereto and incorporated herein by this reference.

[See attached pages.]

This form must be accompanied by appropriate fees.

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Revised: 9/1/2023